UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  January 30, 2018

Unico American Corporation

 (Exact name of registrant as specified in its charter)

Nevada	000-03978	95-2583928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26050 Mureau Road

Calabasas, California 91302

(Address of principal executive offices) (Zip Code)

(818) 591-9800

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company |_|

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. |_|

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Item 7.01 Regulation FD Disclosure.

On January 30, 2018, Unico American Corporation (the “Company”) issued a news release announcing that its Board of Directors has concluded its previously announced formal review of strategic alternatives for the Company. Following a comprehensive process, the Board of Directors determined that it was in the best interests of the Company and its stockholders to execute on the Company’s existing business plans.

A copy of such news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
99.1	News Release issued January 30, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNICO AMERICAN CORPORATION

                                                                (Registrant)

Date: January 30, 2018    By:   /s/ Michael Budnitsky

Name:   Michael Budnitsky

Title:    Treasurer and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number        Description

99.1                            News Release issued January 30, 2018.

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